UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2018

Riot Blockchain, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

202 6th Street, Suite 401
Castle Rock, CO 80104
 (Address of principal executive offices) (zip code)

(303) 794-2000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Harvey Kesner, Esq.
Sichenzia Ross Ference Kesner LLP
1185 Avenue of the Americas, 37th Floor
New York, New York 10036
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As of March 12, 2018, the Company's Board of Directors approved an amendment to the Company's Bylaws to reduce the votes required to achieve a quorum from 50% plus one vote, to not less than one-third of the outstanding shares of stock entitled to vote at such meeting.

The foregoing description of the amendment is not complete and is qualified in its entirety by reference to the full text of the Form of Amendment, a copy of which is filed as Exhibit 3.1 to this Report and which is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

           (d)        Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Amendment to the Bylaws of Riot Blockchain, Inc., dated March 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

Dated: March 12, 2018	By:	/s/ Robby Chang
Name: Robby Chang
Title: Chief Financial Officer